Loss from and on Sale of Discontinued Operation, Net of Income Tax	12 Months Ended
Dec. 31, 2024
Loss from and on Sale of Discontinued Operation, Net of Income Tax [Abstract]
LOSS FROM AND ON SALE OF DISCONTINUED OPERATION, NET OF INCOME TAX

18. LOSS FROM AND ON SALE OF DISCONTINUED OPERATION, NET OF INCOME TAX

On November 23, 2022, the Group entered into a share purchase agreement with Clover Wealth Management (the “Purchaser”) to sell all of the equity interests to the Purchaser in consideration of the Purchaser paying US$ 12.0 million in cash to the Company (the “Sale of Ambow China”). The Sale was completed on December 31, 2022. After the Sale of Ambow China, the Company had sold all of its assets and operations in China. For the year ended December 31, 2022, the Group has recognized loss from discontinued operations, net of income tax of $11,115 and income on sale of discontinued operations, net of income tax of $6,059 in consolidated statements of operations and comprehensive (loss) income.